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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 26, 1998



                       BAYARD DRILLING TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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
          DELAWARE                           1-13553                                73-1508021
(State or other jurisdiction         (Commission File Number)              (IRS Employer Identification No.)
      of incorporation)
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 4005 NORTHWEST EXPRESSWAY, SUITE 550E
         OKLAHOMA CITY, OKLAHOMA                                  73116
(Address of principal executive offices)                        (Zip Code)




       Registrant's telephone number, including area code: (405) 840-9550



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ITEM 5.  OTHER EVENTS

         On May 27, 1998, Bayard Drilling Technologies, Inc. ("Bayard") issued a press release (the "Press Release") announcing that it had entered into a definitive agreement to purchase the contract drilling assets of TransTexas Gas Corporation. The acquisition is subject to certain conditions, including the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit 10.29  -  Asset Purchase Agreement dated as of May 26, 1998 by and among Bayard Drilling, L.P., Bayard Technologies, Inc. and TransTexas Gas Corporation.

         Exhibit 99.1   -  Press release of Registrant dated May 27, 1998



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BAYARD DRILLING TECHNOLOGIES, INC.




Date: May 29, 1998                      By: \s\ James E. Brown
                                           -------------------------------------
                                           James E. Brown
                                           Vice President


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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER                   DESCRIPTION
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

         Exhibit 10.29  -  Asset Purchase Agreement dated as of May 26, 1998 by and among Bayard Drilling, L.P., Bayard Technologies, Inc. and TransTexas Gas Corporation.

         Exhibit 99.1   -  Press release of Registrant dated May 27, 1998
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